UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2021, the shareholders of Lineage Cell Therapeutics, Inc. (“Lineage” or the “Company”) approved the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), and it became effective. The Company’s board of directors approved the 2021 Equity Incentive Plan on July 21, 2021, subject to and effective upon its approval by the Company’s shareholders. A description of the terms and conditions of the 2021 Equity Incentive Plan is included under “Proposal 4 – Approval of the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan” (“Proposal 4”) in the Company’s definitive proxy statement for its 2021 annual meeting of shareholders, filed with the U.S. Securities and Exchange Commission (“SEC”) on August 3, 2021 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the terms and conditions of the 2021 Equity Incentive Plan provided in Proposal 4 of the Proxy Statement is qualified in its entirety by reference to the full text of the 2021 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 13, 2021, Lineage held its annual meeting of shareholders, which involved the election of directors of the Company and three other matters voted upon by Lineage’s shareholders. The matters voted upon at the meeting are described in detail in the Proxy Statement, and additional information regarding Proposal 4 was provided in a supplement to the Proxy Statement, dated September 2, 2021, which was filed with the SEC on that date. Below is a brief description of each matter voted upon and the final voting results, including the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

1.	Shareholders elected the nine nominees named below to Lineage’s board of directors to hold office until the Company’s 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alfred D. Kingsley	73,024,778	1,694,893	38,530,537
Dipti Amin	74,128,024	591,648	38,530,537
Deborah Andrews	73,500,888	1,218,783	38,530,537
Don M. Bailey	72,794,161	1,925,511	38,530,537
Neal C. Bradsher	73,612,786	1,106,885	38,530,537
Brian M. Culley	73,869,418	850,254	38,530,537
Anula Jayasuriya	73,958,389	761,283	38,530,537
Michael H. Mulroy	62,343,174	12,376,498	38,530,537
Angus C. Russell	71,128,392	3,591,280	38,530,537

2.	Shareholders ratified the appointment of WithumSmith+Brown, PC as Lineage’s independent registered public accounting firm for the fiscal year ending December 31, 2021 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,676,781	376,511	196,917	—

3.	Shareholders approved, on an advisory basis, the compensation paid to Lineage’s named executive officers, as set forth in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,898,473	3,204,251	616,948	38,530,537

4.	Shareholders approved the 2021 Equity Incentive Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,731,192	4,672,410	316,070	38,530,537

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: September 15, 2021	By:	/s/ George A. Samuel
	Name:	George A. Samuel
	Title:	General Counsel and Corporate Secretary